Exhibit 5
                                                                    ---------

                            JOINT FILING AGREEMENT
                          Dated as of April 14, 2003

          In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of MatlinPatterson LLC, MatlinPatterson Asset Management LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Global Partners LLC, MatlinPatterson Global Opportunities Partners L.P., MatlinPatterson Global Opportunities Partners (Bermuda) L.P., MatlinPatterson Global Opportunities Partners B, L.P., David Matlin, Mark Patterson, Links Partners, L.P., Inland Partners, L.P., Coryton Management Ltd., Arthur Coady, Elias Sabo and I. Joseph Massoud, on behalf of each of them a statement on Schedule 13D (including amendments thereto) with respect to shares of common stock, par value $0.01 per share, of Personnel Group of America, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 16th day of April 2003.

                                MATLINPATTERSON LLC

                                By:     /s/ Mark R. Patterson
                                     ----------------------------------------
                                       Name:   Mark R. Patterson
                                       Title:  Member


                                MATLINPATTERSON ASSET MANAGEMENT LLC

                                By:  MatlinPatterson LLC, its manager

                                By:     /s/ Mark R. Patterson
                                     ----------------------------------------
                                       Name:   Mark R. Patterson
                                       Title:  Member


                                MATLINPATTERSON GLOBAL ADVISERS LLC

                                By:     /s/ Mark R. Patterson
                                     ----------------------------------------
                                       Name:   Mark R. Patterson
                                       Title:  Chairman


                                (Page 1 of 4)

                                MATLINPATTERSON GLOBAL PARTNERS LLC

                                By:    /s/ Mark R. Patterson
                                     ----------------------------------------
                                       Name:   Mark R. Patterson
                                       Title:  Director


                                MATLINPATTERSON GLOBAL
                                OPPORTUNITIES PARTNERS L.P.

                                By: MatlinPatterson Global Partners LLC

                                By:    /s/ Mark R. Patterson
                                     ----------------------------------------
                                       Name:   Mark R. Patterson
                                       Title:  Director


                                MATLINPATTERSON  GLOBAL
                                OPPORTUNITIES PARTNERS
                                (BERMUDA) L.P.

                                By: MatlinPatterson Global Partners LLC

                                By:    /s/ Mark R. Patterson
                                     ----------------------------------------
                                       Name:   Mark R. Patterson
                                       Title:  Director

                                MATLINPATTERSON  GLOBAL
                                OPPORTUNITIES PARTNERS
                                B, L.P.

                                By: MatlinPatterson Global Partners LLC

                                By:    Mark R. Patterson
                                     ----------------------------------------
                                       Name:   Mark R. Patterson
                                       Title:  Director


                                (Page 2 of 4)

                                LINKS PARTNERS, L.P.

                                By:  Coryton Management Ltd.,
                                     its general partner

                                By:    /s/ Arthur Coady
                                     ----------------------------------------
                                       Name:   Arthur Coady
                                       Title:  President


                                INLAND PARTNERS, L.P.

                                By:  Coryton Management Ltd.,
                                     its general partner

                                By:    /s/ Arthur Coady
                                     ----------------------------------------
                                       Name:   Arthur Coady
                                       Title:  President


                                CORYTON MANAGEMENT LTD.

                                By:    /s/ Arthur Coady
                                     ----------------------------------------
                                       Name:   Arthur Coady
                                       Title:  President


                                DAVID J. MATLIN

                                By:   /s/ David J. Matlin
                                     ----------------------------------------
                                       Name:  David J. Matlin

                                MARK R. PATTERSON

                                By:   /s/ Mark R. Patterson
                                     ----------------------------------------
                                       Name:  Mark R. Patterson


                                ARTHUR COADY

                                By:    /s/ Arthur Coady
                                     ----------------------------------------
                                       Name:   Arthur Coady


                                ELIAS SABO

                                By:   /s/ Elias Sabo
                                     ----------------------------------------
                                       Name:   Elias Sabo


                                (Page 3 of 4)

                                I. JOSEPH MASSOUD

                                By:    /s/ I. Joseph Massoud
                                     ----------------------------------------
                                       Name:   I. Joseph Massoud


                                (Page 4 of 4)